U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 6, 2010
AMB PROPERTY CORPORATION
AMB PROPERTY, L.P.
(Exact name of registrant as specified in its charter)

Maryland (AMB Property Corporation)	001-13545 (AMB Property Corporation)	94-3281941 (AMB Property Corporation)
Delaware (AMB Property, L.P.)	001-14245 (AMB Property, L.P.)	94-3285362 (AMB Property, L.P.)

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrants’ telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 7.01 REGULATION FD DISCLOSURE.
On February 2, 2010, we announced core funds from operations (“FFO”) per share (“FFOPS”) guidance of $1.26 to $1.33 for full-year 2010 excluding the recognition of gains related to development activities, non-cash impairment charges, early debt extinguishment costs and restructuring charges. We maintain our full-year 2010 core FFOPS guidance of $1.26 to $1.33.
We believe that net income, as defined by U.S. GAAP, is the most appropriate earnings measure. However, we consider FFO, FFOPS, and FFO, as adjusted (together with FFO and FFOPS, the “FFO Measures”), to be useful supplemental measures of our operating performance. We define FFOPS as FFO per fully diluted weighted average share of our common stock and operating partnership units. We calculate FFO as net income available to common stockholders, calculated in accordance with U.S. GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive our pro rata share of FFO of consolidated and unconsolidated joint ventures.
Unless stated otherwise, we include the gains from development, including those from value-added conversion projects, before depreciation recapture, as a component of FFO. We believe gains from development should be included in FFO to more completely reflect the performance of one of our lines of business. We believe that value-added conversion dispositions are in substance land sales and as such should be included in FFO, consistent with the real estate investment trust industry’s long standing practice to include gains on the sale of land in FFO. However, our interpretation of FFO or FFOPS may not be consistent with the views of others in the real estate investment trust industry, who may consider it to be a divergence from the NAREIT definition, and may not be comparable to FFO or FFOPS reported by other real estate investment trusts that interpret the current NAREIT definition differently than we do. In connection with the formation of a joint venture, we may warehouse assets that are acquired with the intent to contribute these assets to the newly formed venture. Some of the properties held for contribution may, under certain circumstances, be required to be depreciated under U.S. GAAP. If this circumstance arises, we intend to include in our calculation of FFO gains or losses related to the contribution of previously depreciated real estate to joint ventures. Although such a change, if instituted, will be a departure from the current NAREIT definition, we believe such calculation of FFO will better reflect the value created as a result of the contributions. To date, we have not included gains or losses from the contribution of previously depreciated warehoused assets in FFO.
In addition to presenting FFO as described above, we present FFO, as adjusted. We calculate FFO, as adjusted, as FFO less impairment and restructuring charges, debt extinguishment losses and the Series D preferred unit redemption discount. The impairment charges were principally a result of increases in estimated capitalization rates and deterioration in market conditions that adversely impacted values. The restructuring charges reflected costs associated with our reduction in global headcount and cost structure. Debt extinguishment losses generally included the costs of repurchasing debt securities. We repurchased certain tranches of senior unsecured debt to manage our debt maturities in response to the current financing environment, resulting in greater debt extinguishment costs. The Series D preferred unit redemption discount reflects the gain associated with the discount to liquidation preference in the Series D preferred unit redemption price less costs incurred as a result of the redemption. Although difficult to predict, these items may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate and financial markets. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies. Management believes FFO, as adjusted, is significant and useful to both us and our investors. FFO, as adjusted, more appropriately reflects the value and strength of our business model and our potential performance isolated from the volatility of the current economic environment and unobscured by costs (or gains) resulting from our management of our financing profile in response to the tightening of the capital markets. However, in addition to the limitations of FFO Measures generally discussed below, FFO, as adjusted, does not present a comprehensive measure of our financial condition and operating performance. This measure is a modification of the NAREIT definition of FFO and should not be considered a replacement of FFO as we define it or used as an alternative to net income or cash as defined by U.S. GAAP.
We believe that the FFO Measures are meaningful supplemental measures of our operating performance because historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, the FFO Measures are supplemental measures of operating performance for real estate investment trusts that exclude historical cost depreciation and amortization, among other items, from net income available to common stockholders, as defined by U.S. GAAP. We believe that the use of the FFO Measures, combined with the required U.S. GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. We consider the FFO Measures to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, the FFO Measures can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO and FFOPS are relevant and widely used measures of operating performance of real estate investment trusts, the FFO Measures do not represent cash flow from operations or net income as defined by U.S. GAAP and should not be considered as alternatives to those measures in evaluating our liquidity or operating performance. The FFO Measures also do not consider the costs associated with capital expenditures related to our real estate assets nor are the FFO Measures necessarily indicative of cash available to fund our future cash requirements. Management compensates for the limitations of the FFO Measures by providing investors with financial statements prepared according to U.S. GAAP, along with this detailed discussion of the FFO Measures and a reconciliation of the FFO Measures to net income available to common stockholders, a U.S. GAAP measurement.
The following table reconciles projected FFO per share and projected FFO, as adjusted excluding AMB’s share of development gains (or “Core FFO”), from projected net income per share available to common stockholders for the year ended December 31, 2010:

	2010
	Low	High
Projected net income available to common stockholders	$0.03	$0.10
AMB’s share of projected depreciation and amortization	1.27	1.27
AMB’s share of projected gains on disposition of operating properties recognized to date	(0.01)	(0.01)
Impact of additional dilutive securities, other, rounding	(0.03)	(0.03)

Projected Funds From Operations (FFO) per fully diluted share and unit	$1.26	$1.33

Restructuring charges	0.02	0.02
AMB’s share of development gains recognized to date	(0.02)	(0.02)

Projected FFO, as adjusted excluding AMB’s share of development gains per fully diluted share and unit(1)	$1.26	$1.33

Amounts are expressed per share, except FFO and FFO, as adjusted excluding our share of development gains, which is expressed per share and unit.

(1)	As development gains are difficult to predict in the current economic environment, management believes Projected FFO, as adjusted excluding our share of development gains is the more appropriate and useful measure to reflect its assessment of our projected operating performance.
Forward-Looking Statements
Some of the information included in this report contains forward-looking statements, such as those related to our capital resources, portfolio performance and results of operations and our estimated or anticipated financial and performance results, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve numerous risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in the forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “forecasting, “ “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indicators of whether, or the time at which, such performance or results will be achieved. There is no assurance that the events or circumstances reflected in forward-looking statements will occur or be achieved. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak as of the date of this report or as of the dates indicated in the statements. All of our forward-looking statements are qualified in their entirety by this statement. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in general economic conditions in California, the U.S. or globally (including financial market fluctuations), global trade or in the real estate sector (including risks relating to decreasing real estate valuations and impairment charges); risks associated with using debt to fund our business activities, including refinancing and interest rate risks (including inflation risks); our failure to obtain, renew, or extend necessary financing or access the debt or equity markets; our failure to maintain our current credit agency ratings or comply with our debt covenants; risks related to our obligations in the event of certain defaults under co-investment venture and other debt; risks associated with equity and debt securities financings and issuances (including the risk of dilution); defaults on or non-renewal of leases by customers or renewal at lower than expected rent or failure to lease at all or on expected terms; difficulties in identifying properties, portfolios of properties, or interests in real-estate related entities or platforms to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities; our failure to successfully integrate acquired properties and operations; risks and uncertainties affecting property development, redevelopment and value-added conversion (including construction delays, cost overruns, our inability to obtain necessary permits and financing, our inability to lease properties at all or at favorable rents and terms, and public opposition to these activities); our failure to set up additional funds, attract additional investment in existing funds or to contribute properties to our co-investment ventures due to such factors as our inability to acquire, develop, or lease properties that meet the investment criteria of such ventures, or the co-investment ventures’ inability to access debt and equity capital to pay for property contributions or their allocation of available capital to cover other capital requirements; risks and uncertainties relating to the disposition of properties to third parties and our ability to effect such transactions on advantageous terms and to timely reinvest proceeds from any such dispositions; risks of doing business internationally and global expansion, including unfamiliarity with the new markets and currency and hedging risks; risks of changing personnel and roles; risks related to suspending, reducing or changing our dividends; losses in excess of our insurance coverage; changes in local, state and federal laws and regulatory requirements, including changes in real estate tax and zoning laws; increases in real property tax rates; risks associated with our tax structuring; increases in interest rates and operating costs or greater than expected capital expenditures; environmental uncertainties; risks related to natural disasters; and our failure to qualify and maintain our status as a real estate investment trust. Our success also depends upon economic trends generally, various market conditions and fluctuations and those other risk factors discussed under the heading “Risk Factors” and elsewhere in our most recent annual report on Form 10-K for the year ended December 31, 2009.
ITEM 8.01 OTHER EVENTS.
We are providing updates on our recent transactions, investment activity, dividends, and leasing performance.
Investment Activity
On January 15, 2010, we made investments of $150 million in the aggregate in our co-investment ventures, AMB U.S. Logistics Fund, L.P. (“Logistics Fund”), formerly known as AMB Institutional Alliance Fund III, L.P., and AMB Europe Fund I, FCP-FIS (“Europe Fund”). The funds used or currently intend to use the proceeds of recent equity investments in them (including ours) to reduce debt, acquire assets, satisfy redemption requests or for general corporate purposes. Logistics Fund satisfied approximately $15 million in redemption requests in February 2010. We will continue to evaluate whether we will make additional investments.

There can be no assurance that we will make any additional investments in the funds.
The Logistics Fund and the Europe Fund are open-ended funds that invest in operating properties in our target markets in the United States and Europe, respectively. These open-ended funds are structured to permit the ventures to accept new capital commitments from investors, including us, and to call down such capital commitments on a quarterly basis at the beginning of a quarter based on the net asset value (“NAV”) of the fund as of the last day of the preceding quarter. The NAV of each fund is determined using the fair market value of the real estate assets and the debt of the fund. We receive independent appraisals of the value of the real estate assets. The fair market value of the debt is determined based on market information for similar debt. As of December 31, 2009, the fair values of the real estate assets of the Logistics Fund and the Europe Fund were $2.4 billion and $1.0 billion, respectively. Both of the funds have redemption provisions which allow investors, including us, to request that their interest in the fund be redeemed at the end of a quarter based on the NAV of the fund. As of March 31, 2010, the Logistics Fund had $67 million in investor redemption rescissions and no outstanding redemption requests. The Europe Fund is currently locked out from redemption requests and the earliest any investor, including us, could be redeemed out of the Europe Fund is July 2011. We are obligated to maintain a minimum ownership in both the Logistics Fund and the Europe Fund. The fair market value of our investment, based on the December 31, 2009 third-party appraisals of the Logistics Fund’s properties, is below the book value of our investment in the Logistics Fund. Based on information that is currently available to us, at this time we believe there is no impairment of our investment. However, our analysis is an ongoing process and there can be no assurance that we will not recognize an impairment charge in the future.
In the first quarter of 2010, we acquired approximately $45.4 million of properties in the Logistics Fund, with a stabilized capitalization rate of 8.2%, and acquired through a joint venture 58 acres of land in Sao Paulo, Brazil, with estimated build out potential of 1.1 million square feet.
Dispositions
In the first quarter of 2010, we completed approximately $22.9 million in development dispositions, with a stabilized capitalization rate of 8.2%. Approximately $12.5 million of the dispositions related to an installment sale completed in the first quarter of 2010. We recognized development gains of approximately $3.2 million in the first quarter of 2010.

Leasing Performance & Activity
We estimate that average occupancy during the first quarter of 2010 for our owned and managed portfolio was approximately 90.3%. As of March 31, 2010, we estimate that occupancy for our owned and managed portfolio was approximately 90.5%.
As of March 31, 2010, we reduced vacancy by approximately 1.1 million square feet in our development portfolio and had approximately 5.8 million square feet of vacancy remaining to stabilize by year end.
Our leasing performance for the first quarter of 2010 is consistent with our expectations and in line with our forecast.
Dividends
On February 25, 2010, our board of directors declared a regular cash dividend for the quarter ended March 31, 2010 of $0.28 per common share. The dividend will be paid on April 15, 2010 to common stockholders of record at the close of business on April 5, 2010.
Liquidity
As of March 31, 2010, we had approximately $1.1 billion of liquidity, consisting of cash and available borrowings under our credit facilities.
FFO and FFOPS
We currently estimate core FFO to be between $0.28 and $0.30 per fully diluted share and unit (excluding the recognition of gains related to development activities, non-cash impairment charges, early debt extinguishment costs and restructuring charges) for the first quarter of 2010. This estimated range is in line with our expectations for the first quarter of 2010.
We believe that net income, as defined by U.S. GAAP, is the most appropriate earnings measure. However, we consider FFO, FFOPS, and FFO, as adjusted (together with FFO and FFOPS, the “FFO Measures”), to be useful supplemental measures of our operating performance. We define FFOPS as FFO per fully diluted weighted average share of our common stock and operating partnership units. We calculate FFO as net income available to common stockholders, calculated in accordance with U.S. GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive our pro rata share of FFO of consolidated and unconsolidated joint ventures.
Unless stated otherwise, we include the gains from development, including those from value-added conversion projects, before depreciation recapture, as a component of FFO. We believe gains from development should be included in FFO to more completely reflect the performance of one of our lines of business. We believe that value-added conversion dispositions are in substance land sales and as such should be included in FFO, consistent with the real estate investment trust industry’s long standing practice to include gains on the sale of land in FFO. However, our interpretation of FFO or FFOPS may not be consistent with the views of others in the real estate investment trust industry, who may consider it to be a divergence from the NAREIT definition, and may not be comparable to FFO or FFOPS reported by other real estate investment trusts that interpret the current NAREIT definition differently than we do. In connection with the formation of a joint venture, we may warehouse assets that are acquired with the intent to contribute these assets to the newly formed venture. Some of the properties held for contribution may, under certain circumstances, be required to be depreciated under U.S. GAAP. If this circumstance arises, we intend to include in our calculation of FFO gains or losses related to the contribution of previously depreciated real estate to joint ventures. Although such a change, if instituted, will be a departure from the current NAREIT definition, we believe such calculation of FFO will better reflect the value created as a result of the contributions. To date, we have not included gains or losses from the contribution of previously depreciated warehoused assets in FFO.
In addition to presenting FFO as described above, we present FFO, as adjusted. We calculate FFO, as adjusted, as FFO less impairment and restructuring charges, debt extinguishment losses and the Series D preferred unit redemption discount. The impairment charges were principally a result of increases in estimated capitalization rates and deterioration in market conditions that adversely impacted values. The restructuring charges reflected costs associated with our reduction in global headcount and cost structure. Debt extinguishment losses generally included the costs of repurchasing debt securities. We repurchased certain tranches of senior unsecured debt to manage our debt maturities in response to the current financing environment, resulting in greater debt extinguishment costs. The Series D preferred unit redemption discount reflects the gain associated with the discount to liquidation preference in the Series D preferred unit redemption price less costs incurred as a result of the redemption. Although difficult to predict, these items may be recurring given the uncertainty of the current economic climate and its adverse effects on the real estate and financial markets. While not infrequent or unusual in nature, these items result from market fluctuations that can have inconsistent effects on our results of operations. The economics underlying these items reflect market and financing conditions in the short-term but can obscure our performance and the value of our long-term investment decisions and strategies. Management believes FFO, as adjusted, is significant and useful to both us and our investors. FFO, as adjusted, more appropriately reflects the value and strength of our business model and our potential performance isolated from the volatility of the current economic environment and unobscured by costs (or gains) resulting from our management of our financing profile in response to the tightening of the capital markets. However, in addition to the limitations of FFO Measures generally discussed below, FFO, as adjusted, does not present a comprehensive measure of our financial condition and operating performance. This measure is a modification of the NAREIT definition of FFO and should not be considered a replacement of FFO as we define it or used as an alternative to net income or cash as defined by U.S. GAAP.
We believe that the FFO Measures are meaningful supplemental measures of our operating performance because historical cost accounting for real estate assets in accordance with U.S. GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, the FFO Measures are supplemental measures of operating performance for real estate investment trusts that exclude historical cost depreciation and amortization, among other items, from net income available to common stockholders, as defined by U.S. GAAP. We believe that the use of the FFO Measures, combined with the required U.S. GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. We consider the FFO Measures to be useful measures for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, the FFO Measures can help the investing public compare the operating performance of a company’s real estate between periods or as compared to other companies. While FFO and FFOPS are relevant and widely used measures of operating performance of real estate investment trusts, the FFO Measures do not represent cash flow from operations or net income as defined by U.S. GAAP and should not be considered as alternatives to those measures in evaluating our liquidity or operating performance. The FFO Measures also do not consider the costs associated with capital expenditures related to our real estate assets nor are the FFO Measures necessarily indicative of cash available to fund our future cash requirements. Management compensates for the limitations of the FFO Measures by providing investors with financial statements prepared according to U.S. GAAP, along with this detailed discussion of the FFO Measures and a reconciliation of the FFO Measures to net income available to common stockholders, a U.S. GAAP measurement.
The following table reconciles projected FFO per share and projected FFO, as adjusted excluding AMB’s share of development gains (or “Core FFO”), from projected net income per share available to common stockholders for the quarter ended March 31, 2010:

	For the Quarter Ended March 31, 2010
	Low	High
Projected net income available to common stockholders	$(0.04)	$(0.02)
AMB’s share of projected depreciation and amortization	0.34	0.34
AMB’s share of projected gains on disposition of operating properties	(0.01)	(0.01)
Impact of additional dilutive securities, other, rounding	(0.01)	(0.01)

Projected Funds From Operations (FFO) per fully diluted share and unit	$0.28	$0.30

Restructuring charges	0.02	0.02
AMB’s share of development gains	(0.02)	(0.02)

Projected FFO, as adjusted excluding AMB’s share of development gains per fully diluted share and unit(1)	$0.28	$0.30

Amounts are expressed per share, except FFO and FFO, as adjusted excluding our share of development gains, which is expressed per share and unit.

(1)	As development gains are difficult to predict in the current economic environment, management believes Projected FFO, as adjusted excluding our share of development gains is the more appropriate and useful measure to reflect its assessment of our projected operating performance.
The preliminary financial data above has been prepared by, and is the responsibility of, our management. PricewaterhouseCoopers LLP has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial data above. Accordingly, PricewaterhouseCoopers LLP does not express an opinion or any other form of assurance with respect thereto.
Forward-Looking Statements
Some of the information included in this report contains forward-looking statements, such as those related to our capital resources, portfolio performance and results of operations and our estimated or anticipated financial and performance results, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve numerous risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in the forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “forecasting, “ “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements should not be read as guarantees of future performance or results, and will not necessarily be accurate indicators of whether, or the time at which, such performance or results will be achieved. There is no assurance that the events or circumstances reflected in forward-looking statements will occur or be achieved. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak as of the date of this report or as of the dates indicated in the statements. All of our forward-looking statements are qualified in their entirety by this statement. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: changes in general economic conditions in California, the U.S. or globally (including financial market fluctuations), global trade or in the real estate sector (including risks relating to decreasing real estate valuations and impairment charges); risks associated with using debt to fund our business activities, including refinancing and interest rate risks (including inflation risks); our failure to obtain, renew, or extend necessary financing or access the debt or equity markets; our failure to maintain our current credit agency ratings or comply with our debt covenants; risks related to our obligations in the event of certain defaults under co-investment venture and other debt; risks associated with equity and debt securities financings and issuances (including the risk of dilution); defaults on or non-renewal of leases by customers or renewal at lower than expected rent or failure to lease at all or on expected terms; difficulties in identifying properties, portfolios of properties, or interests in real-estate related entities or platforms to acquire and in effecting acquisitions on advantageous terms and the failure of acquisitions to perform as we expect; unknown liabilities acquired in connection with the acquired properties, portfolios of properties, or interests in real-estate related entities; our failure to successfully integrate acquired properties and operations; risks and uncertainties affecting property development, redevelopment and value-added conversion (including construction delays, cost overruns, our inability to obtain necessary permits and financing, our inability to lease properties at all or at favorable rents and terms, and public opposition to these activities); our failure to set up additional funds, attract additional investment in existing funds or to contribute properties to our co-investment ventures due to such factors as our inability to acquire, develop, or lease properties that meet the investment criteria of such ventures, or the co-investment ventures’ inability to access debt and equity capital to pay for property contributions or their allocation of available capital to cover other capital requirements; risks and uncertainties relating to the disposition of properties to third parties and our ability to effect such transactions on advantageous terms and to timely reinvest proceeds from any such dispositions; risks of doing business internationally and global expansion, including unfamiliarity with the new markets and currency and hedging risks; risks of changing personnel and roles; risks related to suspending, reducing or changing our dividends; losses in excess of our insurance coverage; changes in local, state and federal laws and regulatory requirements, including changes in real estate tax and zoning laws; increases in real property tax rates; risks associated with our tax structuring; increases in interest rates and operating costs or greater than expected capital expenditures; environmental uncertainties; risks related to natural disasters; and our failure to qualify and maintain our status as a real estate investment trust. Our success also depends upon economic trends generally, various market conditions and fluctuations and those other risk factors discussed under the heading “Risk Factors” and elsewhere in our most recent annual report on Form 10-K for the year ended December 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: April 6, 2010	By:	/s/ Tamra D. Browne Tamra D. Browne
Senior Vice President, General Counsel
and Secretary
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property, L.P. (Registrant)

	By:	AMB Property Corporation,
Its general partner

Date: April 6, 2010	By:	/s/ Tamra D. Browne Tamra D. Browne
Senior Vice President, General Counsel
and Secretary